Other Income	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Other Income
16.	Other income

For the year ended December 31, 2017, other income primarily comprised of a gain recognized for the transfer to a third party of a cooperation right with a game team.

For the year ended December 31, 2018, other income primarily comprised of government grants which represent cash subsidies received from the PRC government by the Group entities. Government grants are originally recorded as deferred revenue when received upfront. After all of the conditions specified in the grants have been met, the grants are recognized as other income.